Exhibit 99.1

 1  August 2026  Building A New Protein Degrader Company For Unmet Medical Needs

 This presentation contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding the current plans, expectations and strategies of Gyre Therapeutics, Inc. and its subsidiaries (“Gyre”), which statements are subject to substantial risks and uncertainties and are based on management’s estimates and assumptions. All statements, other than statements of historical facts included in this presentation, are forward-looking statements, including Gyre’s ability to leverage China operations for discovery, validation and development of therapeutics, clinical development plans, anticipated timelines and milestones of Gyre’s degrader antibody-conjugate platform, CG923308, CG620953, CG009301, CG001419, F351 and ETUARYTM, including the geographic location and timing of anticipated regulatory submissions and approvals, and the potential therapeutic benefits, efficacy, safety and differentiation of such product candidates, and market size and commercial opportunity estimates, Gyre’s plans, objectives, goals, strategies, future events, or intentions relating to Gyre’s products and markets, the safety, efficacy and clinical benefits of Gyre’s product candidates, the anticipated timing and design of any planned and ongoing preclinical studies and clinical trials, Gyre’s research and development efforts, plans and objectives of management for future operations and future results of anticipated product development efforts, potential addressable market size and Gyre’s liquidity and capital resources and business trends. In some cases, you can identify forward-looking statements by terms such as “believe,” “can,” “could,” “anticipate”, “design,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “plan,” “target”, “seek”, “goal”, “assume”, “milestones”, “potential,” “predict,” “objective,” “should,” “strategy,” “will,” “would,” “forthcoming,” or the negative of these terms, and similar expressions that are predictions of or indicate future events and future trends. These forward-looking statements may include express or implied statements relating to: the estimated future financial performance and financial position of Gyre; the therapeutic potential and utility, efficacy and clinical benefits of the product candidates of Gyre; the risk/benefit profile of Gyre’s product candidates; expectations regarding Gyre’s research and development efforts, including geographic location and timing of initiation of clinical trials for Gyre’s product candidates; Gyre’s expectations regarding the advancement of product candidates into IND-enabling studies; and Gyre’s expectations, hopes, beliefs, intentions and strategies; and other statements that are not historical fact. These statements involve known and unknown risks, uncertainties and other factors that could cause Gyre’s actual results to differ materially from the forward-looking statements expressed or implied in this presentation, in addition to those risks and uncertainties, such as the uncertainties inherent in the clinical drug development process, the regulatory approval process, the timing of any regulatory filings, the potential for substantial delays, the risk that earlier study results may not be predictive of future study results, manufacturing risks, competition from other therapies or products and the impacts of current macroeconomic and geopolitical risks. A discussion of these and other factors, is set forth in Gyre’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2026 and elsewhere in such other filings and in Gyre’s periodic reports and subsequent disclosure documents filed with the SEC. Gyre cannot assure you that it will realize the results, benefits or developments that it expects or anticipates or, even if substantially realized, that they will result in the consequences or affect Gyre or its business in the way expected. Forward-looking statements are not historical facts and reflect management’s current views with respect to future events. Given the significant uncertainties, you should evaluate all forward-looking statements in the context of these risks and uncertainties and not place undue reliance on these forward-looking statements as predictions of future events. All forward-looking statements in this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation. Gyre has no intention to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law.  Certain information contained in this presentation and statements made orally during this presentation relate to or is based on studies, publications, surveys and other data obtained from third-party sources and Gyre’s own internal estimates and research. While Gyre believes these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent sources have evaluated the reasonableness or accuracy of Gyre’s internal estimates or research, and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. This presentation contains trademarks, trade names and service marks of other companies which are the property of their respective owners. This presentation concerns a discussion of investigational drugs that are under preclinical and/or clinical investigation, and which have not yet been approved for marketing by the U.S. Food and Drug Administration. They are currently limited by Federal law to investigational use, and no representations are made as to their safety or effectiveness for the purposes for which they are being investigated.  2  Forward-looking Statements

 3  Gyre Is A Global Development Engine Fueled by China Discovery and Commercialization Platform  Value Drivers  Key Features  Details  A Commercial Foundation and Integrated U.S.– China R&D Engine Support Capital-Efficient Advancement of a Diversified Pipeline  Growth Opportunities  Established Innovation Engine  Global Infrastructure  Commercial Footprint  Diversified R&D programs spanning across multiple indications  Both early- and late-stage pipeline assets provide near- and long-term catalysts   Support our next-generation targeted protein degrader (TPD) and Degrader Antibody-Conjugate (DAC) platform development  Fully-integrated R&D capabilities  Leveraging cost-efficient China operations for accelerated discovery, preclinical validation, and early clinical-stage development  ETUARYTM has been the market-leading pirfenidone brand in China for treatment of idiopathic pulmonary fibrosis (IPF); FY26 ETUARYTM Total Revenue Guidance of $100.5-$111MM  F351 adds a near-term revenue growth catalyst for the China commercial portfolio  Degrader platform for the development of TPDs & DACs  Dual degraders for oncology/I&I  DACs in Pre-IND studies  Established market for ETUARYTM  F351 potential launch in early 27’ post-NMPA decision for CHB-induced liver fibrosis  San Diego: HQ   Shanghai: Discovery  Beijing: Manufacturing & Sales

 4  Gyre’s Flexible, Capital-Efficient Global Development Strategy  China Revenue Builds & De-Risks the Early Pipeline  U.S. Capital Advances Priority Assets Globally  Cash-flow Generation: Established commercial operations in China to help offset cash burn.  Reinvestment to R&D Engine: China-generated cash funds preclinical development quickly, at scale, and cost-efficiently, leveraging Gyre’s already-established China infrastructure for multiple shots-on-goal.  Translational De-risking: Conduct broader preclinical and translational studies to select strongest candidates and build IND-enabling packages.  Focused Capital Allocation: U.S.-raised capital invests into the highest-priority U.S. and global clinical programs.  Flexible Clinical Routing: Initiate studies in the U.S., China or both based on the most efficient development path.  Pivotal Development and Launch: Advance selected assets through U.S. and global clinical studies, pivotal trials, regulatory approvals and launch.

Priority Pipeline and Upcoming Catalysts

Program and Description	Indication	Pre-IND Studies	Phase 1	Phase 2	Phase 3	Regulatory	Catalyst
DAC Platform / Next-Gen Degrader Technologies	Oncology / Inflammatory Disease Discovery Platform	*Discovery & lead selection in China*					Lead DAC selection / IND-enabling advancement
CDK2/ Cyclin E Degrader CG923308	CDK4/6i-resistant Breast Cancer and Other Solid Tumors	*IND-enabling development in China*					Q1'27 IND-application submission in U.S. and/or China; Phase 1 start in 2027
TYK2 / JAK 1 Degrader CG620953	Systemic Lupus Erythematosus (SLE) & Rheumatoid Arthritis (RA)	*IND-enabling development in China*					Q1'27 IND-application submission in U.S. and/or China; Phase 1 start in 2027
GSPT1 Degrader CG009301	R/R AML, HR-MDS, R/R ALL; Solid Tumor Cancers		*Phase 1 dose escalation ongoing in China*				Phase 1 data in patients with high-risk hematologic malignancies expected at trial completion
TRK Degrader CG001419	Cancer-induced Bone Pain (CIBP)		*Phase 1 in healthy volunteers completed*				Planning Phase 2 initiation in U.S. or China
Hydronidone F351	Chronic Hepatitis B (CHB)-induced Liver Fibrosis					China	NDA-filing accepted by China NMPA in May 2026; Potential launch post-NMPA decision in early 2027

Cancer Inflammation / Fibrosis Degrader DAC

China R&D incubator programs in cancer, pain, immunology & inflammatory (I&I) diseases and others enables the company to continue shifting new promising clinical programs to global development

Gyre THERAPEUTICS

5

 Targeted Protein Degraders (TPDs)

A Modular Degrader Platform: From Discovery to Clinic

Ubiquitin Proteasome System (UPS) – Our Engine for Targeted Protein Degradation


Degrader
E3 ligase
Lys
Disease causing protein
RING
E2
Ub
Disease-causing protein
Ubiquitin Chain
Proteasome
Degraded protein
Gyre's Targeted Protein Degrader Molecule
Identifying & Binding
Tagging Disease Protein
Disease-Causing protein being degraded by the proteasome

Gyre's Proprietary Targeted Protein Degraders' Catalytic Mechanism of Action Enables:

- ✓ High Potency
- ✓ Access to Undruggable Targets
- ✓ Modular Design to Create Multiple Degraders

Our expertise also translates well into implementing TPD technology into Antibody-drug conjugates (ADCs) to make next-gen ADCs, called Degrader Antibody Conjugates (DACs)

One Platform. Multiple Degraders. Built for Broad Impact Across Oncology and Immunology.

Gyre THERAPEUTICS

7

CDK2 / Cyclin E | TYK2 / JAK1 | TRK | GSPT1 | DAC | Fibrosis

CDK2-Cyclin E Dual Degrader: Novel Strategy for Multiple Solid Cancer Types

Cyclin E Is Functionally Amplified or Overexpressed Across Multiple Cancer Types


CCNE1 Amplification Prevalence (%)
Pan-tumor
Ovary
Uterus/endometrial
Gallbladder
GE
Urinary
Bladder
Unknown Primary
Gi-neuro
Small Cell
Breast
N = 486,340 [1]
0%
5%
10%
15%

[1] Lee et al (2026) Clin Cancer Res. PMID: 41870274

Diverse CDK4/6i or Endocrine Therapy Resistance Converge on Activation of CDK2/Cyclin E


[1, 4, 5] [6]
Cyclin E overexpression
[2,4]
CCNE amplification
[2,5]
Rb loss
[3]
PTEN loss
[2]
[7]
PI3K upregulation
[4]
MYC overexpression
[8]
Erα alterations
ET Resistance
CDK2/ cyclin E
CDK4/6i Resistance
CDK2-Cyclin E Dual Degrader

[1] Turner NC (2019) J Clin Oncol. PMID: 30807234; [2] Herrera-Abreu MT (2016) Cancer Res. PMID: 27020857; [3] Costa C (2020) Cancer Discov. PMID: 31594766
[4] Freeman-Cook (2021) Cancer Cell. PMID: 34520734; [5] Wander SA (2020) Cancer Discov. PMID: 32404308; [6] Al-Qasem AJ (2022) NPJ Precis Oncol. 2022 PMID: 36153348
[7] Josefine B (2012) Breast Cancer Res Treat. PMID: 23242584; [8] Caldon CE (2012) Mol. Cancer Ther. PMID: 22564725

Market Opportunity & Unmet Medical Need

- Verzenio, Kisqali, and Ibrance
- ~$14.6B Total Global Revenues in 2025
- Projected total global revenues between $25.8B - $35.7B by early 2030s
- ~50% of patients develop resistance to CDK4/6 inhibitors within 2 years of starting therapy

Strategic Market Research, July 2026

Gyre THERAPEUTICS

8

CDK2 / Cyclin E | TYK2 / JAK1 | TRK | GSPT1 | DAC | Fibrosis

CG923308 Demonstrates Anti-Cancer Efficacy in Resistant Preclinical Models

OVCAR3 Ovarian CDX


Vehicle, n=8
CG923308, 10 mpk/po/qd
CG923308, 25 mpk/po/qd
CG923308, 50 mpk/po/qd
INCB123667, 30 mpk/po/qd
Tumor Volume (mm³)
Days after treatment initiation

MKN1 Gastric CDX


Vehicle, n=8
CG923308, 5 mpk/po/qd
CG923308, 10 mpk/po/qd
INCB123667, 30 mpk/po/bid
Tumor Growth (%)
Days after treatment initiation

CDK4/6i-resistant MCF7 CDX


Vehicle, n=6
CG923308, 30 mpk/po/qd
CG923308+Palbo, 30 mpk+60 mpk/po/qd
Tumor volume (mm³)
Days after the start of treatment

Chemo-resistant TNBC PDX


Vehicle, n=4
Degrader, 30 mpk/po/qd
INCB123667, 30 mpk/po/qd
Tumor Volume (mm³)
Days after treatment initiation

HCC1599 TNBC CDX


Vehicle, n=5
CG923308, 5 mpk/po/qd
CG923308, 10 mpk/po/qd
CG923308, 20 mpk/po/qd
INCB123667, 30 mpk/po/qd
Tumor Volume (mm³)
Days after treatment initiation

CDK4/6i-resistant breast PDX


Vehicle, n=6
CG923308, 30 mpk/po/qd
CG923308+Palbo, 30 mpk+60 mpk/po/qd
TQB3616, 30 mpk/po/qd
Tumor volume (mm³)
Days after the start of treatment

INCB123667: A phase 2/3 CDK2 inhibitor by Incyte; **Palbo**: Palbociclib (Ibrance), CDK4/6 inhibitor developed by Pfizer; **TQB3616**: CDK2/4/6 inhibitor developed by Chia Tai Tianqing

Minimum Effective Dose is 5~30 mg/kg QD (Human Equivalent Dose: 25~160 mg/day) Estimated therapeutic Window: >20-fold (based on dosage); >10-fold (based on exposure)

Gyre THERAPEUTICS
9

CDK2 / Cyclin E | TYK2 / JAK1 | TRK | GSPT1 | DAC | Fibrosis

TYK2-JAK1 Dual Degrader: Next-Generation Therapy for Autoimmune Diseases

Cytokine signaling mediated by TYK2 and JAK1


IL-12
Drives Th1 differentiation and activation
IL-23
Drives Th17 differentiation and maintenance
Type I IFNs
Antiviral response and inflammation
TYK2
JAK2
TYK2
TYK2
JAK1
TYK2
+
JAK1
(Heterodimer)
STAT Activation
Pro-inflammatory Gene Expression
Chronic Inflammation and Autoimmune Diseases

Advantages of Dual Targeting TYK2 and JAK1 with a Degrader

- Broader Cytokine Coverage
- Higher and Broader Efficacy Potential
- JAK2/3 Sparing and Improved Safety Profile
- Best-in-Class Opportunity

Significant Unmet Need and Market Opportunity Across Autoimmune Diseases

125MM+
Patients Worldwide[1]
Psoriasis

18MM
Patients Worldwide[2]
Rheumatoid Arthritis

204K+
Patients U.S.[3]
Systemic Lupus Erythematosus

Other Inflammatory and Autoimmune Indications

Notes:
1. https://www.psoriasis.org/psoriasis-statistics/;
2. https://www.who.int/news-room/fact-sheets/detail/rheumatoid-arthritis;
3. https://www.niams.nih.gov/health-topics/lupus/basics/symptoms-causes;

Gyre THERAPEUTICS

10

CDK2 / Cyclin E | TYK2 / JAK1 | TRK | GSPT1 | DAC | Fibrosis

CG620953 Demonstrates Efficacy in Lupus and RA Preclinical Models

Lupus

Survival rate



Percent of survival
100
80
60
0
20
40
60
80
100
Days since dosing
Control-vehicle
CG620953 (60 mpk, qd, po)
CG620953 (10 mpk, qd, po)
CG620953 (30 mpk, qd, po)
Deucravacitinib (10 mpk, qd, po)
Disease model

Dorsal skin lesion score



Dorsal lesion score
*P ≤0.05, **P ≤0.01, ****P ≤0.0001 vs Model group
Control
Disease model
10 mpk
30 mpk
60 mpk
Sotyktu (10 mpk, qd, po)
CG620953 (qd, po)

Kidney injury histopathology



Kidney histopathological Score
*P ≤0.05 vs Model group
Control
Vehicle
Disease model
10 mpk
30 mpk
60 mpk
Sotyktu (10 mpk, qd, po)
CG620953 (qd, po)

RA

Joint inflammation & cartilage destruction



Joint thickness (mm)
Days since dosing
Disease model
Tofacitinib (10 mpk, qd, po)
CG620953 (30 mpk, qd, po)
Control

Hind paw edema



Plantar thickness (mm)
Days since dosing
Disease model
Tofacitinib (10 mpk, qd, po)
CG620953 (30 mpk, qd, po)
Control

CG620953 exhibit consistent or improved efficacy outcomes to standard-of-care in preclinical models

Gyre THERAPEUTICS

11

CDK2 / Cyclin E | TYK2 / JAK1 | TRK | GSPT1 | DAC | Fibrosis

Pan-TRK Degrader: Best-in-Class, Non-Opioid Franchise in Cancer-Induced Bone Pain

Cancer-Induced Bone Pain U.S. Market Opportunity

280K – 330K

New cases of malignant bone metastasis in the U.S. annually [3,4]

Significant Unmet Need

70-90% develop symptomatic pain with limited current treatment options [5]

193-225 Days

Average treatment duration for cancer-induced bone pain [6,7]

Our Differentiated Approach

CG001419

First-in-class Oral PAN-TRK Degrader

Differentiated Mechanism

Degrades TrkA at the source

Early Clinical Validation

Phase 1a target engagement in high single-digit / low double-digit nanomolar ranges. Well tolerated up to highest dose tested [(8)]

Speed Advantage

U.S.–China clinical development enables parallel execution and faster timelines

1. https://pubmed.ncbi.nlm.nih.gov/30627511
2. https://pubmed.ncbi.nlm.nih.gov/37343145
3. https://pubmed.ncbi.nlm.nih.gov/22570568
4. https://pubmed.ncbi.nlm.nih.gov/26229504
4. https://pubmed.ncbi.nlm.nih.gov/23344095
6. https://pubmed.ncbi.nlm.nih.gov/25919474
7. https://pubmed.ncbi.nlm.nih.gov/37343145
8. Estimates based on treatment pricing of $10 / day

Gyre THERAPEUTICS

12

CDK2 / Cyclin E | TYK2 / JAK1 | TRK | GSPT1 | DAC | Fibrosis

CG001419 Phase 1 Results: PD Target Engagement and Safety

Multiple Ascending Dose (MAD) PK – Day 7


Concentration (ng/ mL)
100
50
0
0
4
8
12
16
20
24
Nominal Time (Hours)
Low Dose 1 (n=6)
Dose 2 (n=6)
Dose 3 (n=6)
High Dose 4 (n=6)

Pharmacodynamics: Potential Target Engagement

Surrogate PD Assay Demonstrated Degradation Potency in the Low-nM Range.


Reporter Cell Line
GFP
TRKA
Patient Plasma
DC50 = 2.1 ng/mL
DC90 = 16 ng/mL
Degradation (%)
100
50
0
0
0.87
8.7
87
CG001419 (ng/mL)

Safety / Tolerability from Phase 1

Pharmacodynamics: potential target engagement demonstrated

- Plasma-to-reporter cell assay showed **TRKA degradation**, supporting potential target engagement
- Potent surrogate PD activity observed: **DC50 = 2.1 ng/mL; DC90 = 16 ng/mL**

Favorable safety / tolerability profile

- Single and multiple oral doses were well tolerated up to the highest tested dose levels
- Most TEAEs were **mild or moderate; no Grade 4 TEAEs** reported
- Common TEAEs were largely general / administration-site events, likely related to blood collection procedures

Predictable exposure profile supports continued development

- Single-dose CG001419 exposure increased **dose-proportionally**
- Fed condition increased systemic exposure; 7-day MAD exposure increased **less than dose-proportionally** for CG001419 and metabolites M2/M8

Completed Phase 1 studies in healthy volunteers; currently planning Phase 2 for cancer-induced bone pain to commence in U.S. or China

Source: Company data; CG001419-101 (NCT06636500).

Gyre THERAPEUTICS
13

CDK2 / Cyclin E | TYK2 / JAK1 | TRK | GSPT1 | DAC | Fibrosis

CG009301: Targeting GSPT1 for AML and Solid Tumor Cancers

- GSPT1 controls protein translation termination and plays important function for leukemia stem cells and tumor cells with MYC overproduction
- GSPT1 lacks an active site and is often considered "undruggable"
- Other programs targeting GSPT1 to develop a therapeutic showed insufficient therapeutic index. CG009301 demonstrated encouraging safety profile in our preclinical studies and early clinical development.


GTP
GSPT1
60S
eRF1
CAG
UAA
40S
GTP
Hydrolysis
GDP
GSPT1
60S
eRF1
CAG
UAA
40S
Peptide
Release
GDP
GSPT1
60S
eRF1
CAG
UAA
40S

Global Blood Cancer Treatment Market

Size, by Treatment Type, 2023-2033 (USD Bn)


16
8
0
5.9
6.5
7.2
7.9
8.7
9.6
10.6
11.7
12.9
14.3
15.7
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
Chemotherapy
Radiation Therapy
Targeted Therapy
Others

The Market will Grow At the CAGR of:	10.3%	The Forecasted Market size for 2033 in US$:	15.7Bn

market.us

U.S. Patient Population

AML [1]	MDS [1]	ALL [1]	MYC-amplified Solid Tumors [2],[3]
~20,800 new cases	~10,000 new cases	~6,500 new cases	28%
11,220 mortality	30-40% MDS progress to AML [4]	1,330 mortality	

Notes:
1. 2024 by American Cancer Society estimates
2. The Cancer Genome Atlas (TCGA) estimates
3. Schaub et al (2018) *Cell Syst* PMID: 29596783O
4. Volpe et al. (2022) *Clin Lymphoa Myelom Leuk*, PMID: 34544674

Gyre THERAPEUTICS
14

CDK2 / Cyclin E | TYK2 / JAK1 | TRK | GSPT1 | DAC | Fibrosis

CG009301: Ongoing Phase 1 in China for patients with high-risk heme malignancies


Phase 1a Dose Escalation
For PK/PD, safety, tolerability
Phase 1b Dose Expansion
For CR/CRi, DOR, RFS, OS
BOIN Design
Dose level 9 mg, QD n=xx
Dose level 8 mg, QD n=xx
Dose level 7 mg QD, n=6~12
Dose level 6 mg QD, n=6~12
Dose level 5 mg QD, n=3~6
Dose level 4 mg QD, n=3~6
Dose level 3 mg QD, n=3
Dose level 2 mg QD, n=1
Dose level 1 mg QD, n =1
Accelerated Titration
RDE (MTD or OBD)
xx mg, n=9~18
xx mg, n=9~18
R2PD
Subjects: relapsed/refractory AML (global prevalence ~130,000) and HR-MDS (global prevalence ~70,000)
CG009301 *iv* QD for 7 days in 28-day cycle

Subjects: all relapsed/refractory hematological malignancies
CG9301 *iv* QD 7 days in 28-day cycle

*BOIN: Bayesian Optimal Interval
Target DLT rate: 0.25
Acceptable DLT range [0.197, 0.298]

Gyre THERAPEUTICS

15

 Degrader-Antibody Conjugates (DACs)

 17  Leveraging Expertise in TPDs and China ADC Platform to Develop Degrader-Antibody Conjugates (DACs)  Gyre’s DAC Platform for Multiple Cancer Types  24  HIGH POTENCY  IMPROVED pk  Gyre’s DAC Mechanism of Action & Benefits  IMPROVED SAFETY  17  CDK2 / Cyclin E  TYK2 / JAK1  TRK  DAC  Fibrosis  GSPT1

 Gyre’s DACs Demonstrate Broad Efficacy Across Diverse Tumor Types  mAb: monoclonal antibody recognizing a specific antigen; DXd-ADC: HER2-DXd ADC (Enhertu) Developed by Daiichi Sankyo and AstraZenec  18  CDK2 / Cyclin E  TYK2 / JAK1  TRK  DAC  Fibrosis  GSPT1

CDK2 / Cyclin E | TYK2 / JAK1 | TRK | GSPT1 | DAC | Fibrosis

DAC for Prostate Cancer and Solid Tumors With An Epigenetic-Targeting Payload

- Prostate cancer causes 35,000 – 36,500 death each year and is the second-leading cause of cancer death in the US. The Androgen Receptor (AR) acts as a critical oncogenic engine, driving prostate tumor growth, survival, and therapy resistance even after castration.
- Epigenetic factors are frequently mutated across human malignancies, including prostate cancer.
- Prior developments targeting epigenetic factors for prostate cancer has been limited by the toxicity.

Protein degradation & cytotoxicity


Cell viability (%)
Compounds (M)
Naked antibody
Linker-degrader
Degrader
mAb1-PCd DAC

Prostate cancer CDX model


VCaP Prostate Cancer CDX model
Tumor volume (mm³)
Days after treatment initiation
Vehicle
mAb1-DAC, 1 mpk/iv/q3w
mAb1-DAC, 3 mpk/iv/q3w

Therapeutic-resistant PDX model


Enzalutamide-resistant
CRPC PDX model
Tumor volume (mm³)
Days after treatment initiation
Vehicle
mAb3-DAC, 10 mpk single dose
mAb4-DAC, 10 mpk single dose

Non-human primate pilot toxicity


Body Weight (kg)
Days after treatment initiation
mAb1-DAC 5 mpk
mAb1-DAC 10 mpk
i.v., single dose

Gyre THERAPEUTICS
19

 Commercial Foundation and Growth Opportunities with F351 (Hydronidone)

CDK2 / Cyclin E | TYK2 / JAK1 | TRK | GSPT1 | DAC | Fibrosis

ETUARY™: The Commercial Anchor of Our Fibrosis Franchise Since 2011

A Durable Revenue Base that Funds Innovation and Supports Our Next-generation Degrader / DAC Platform

Established Leadership

ETUARY™ has anchored our IPF franchise in China through consistent execution and broad physician reach, supported by ~370 commercial personnel across 3,000+ hospitals and pharmacies.

Durable Market Position

ETUARY™ was approved in 2011 prior to the Reference Listed Drug (RLD) requirement. Without RLD, generic competitors cannot conduct the required bioequivalence studies – creating a market exclusivity beyond patent protection.

Funds the Innovation Pipeline

ETUARY™'s recurring commercial revenue supports our next-generation degrader / DAC platform without dilution dependence.

1. ETUARY™ (Pirfenidone) [1] → 2. Etorel ™ – Launched in 2025 → 3. F351 (Hydronidone)


ETUARY
Pirfenidone
Capsules

China's Leading Pirfenidone Brand
For the Treatment of IPF [1]



Complementary PF option that extends the fibrosis toolkit alongside ETUARY™.


F351

NDA accepted for priority review by NMPA in May 2026.

A One-stop Shop for Fibrosis – Building Physician Reach Ahead of F351

Notes:
1. ETUARY market position based on IQVIA CHPA data for pirfenidone in China [2014-2026]; legal review required. Financial data inclusive of pro forma data prior to GNI Group and Catalyst Biosciences business combination. 2017 sales in audited China GAAP; 2025 in audited U.S. GAAP

Gyre THERAPEUTICS
21

CDK2 / Cyclin E | TYK2 / JAK1 | TRK | GSPT1 | DAC | Fibrosis

F351 Phase 3 Results in CHB-associated Liver Fibrosis Supports Regulatory Filing

F351 poised to be the next-generation of fibrosis therapy

Breakthrough Therapy Designation Priority Review of NDA
(China NMPA, 2021, 2026)

NDA accepted by NMPA in May 2026

Primary Endpoint Met with High Statistical Significance

≥1-stage fibrosis regression at Week 52:

- F351: 52.85% (n=123) vs.
- Placebo: 29.84% (n=124)
- **Delta: 23.01%**
- **p = 0.0002** (ITT [1] analysis with central blinded pathology review)
- Consistent with fibrosis regression rates observed in Phase 2

Key Secondary Endpoint Reduction in Liver Inflammation

≥1-grade inflammation improvement without fibrosis progression at Week 52:

- F351: 49.57% (n=123) vs.
- Placebo: 34.82% (n=124)
- **Delta: 14.75%**
- **p = 0.0246**
- Reinforces anti-inflammatory activity

Gyre THERAPEUTICS
22

CDK2 / Cyclin E | TYK2 / JAK1 | TRK | GSPT1 | DAC | Fibrosis

MASH Fibrosis Market Provides Significant Upside Opportunity For F351

China-First Strategy Provides Accelerated POC

Forecasted Market Size of MASH Fibrosis Therapies in the USA ($MM USD)


42% CAGR
(2025 – 2032)
$479
$728
$1,109
$1,740
$2,481
$3,310
$4,247
$5,462
2025
2026
2027
2028
2029
2030
2031
2032

- Current U.S. MASH prevalence is estimated at ~14MM [(1)]
- MASH represents tremendous growth opportunity due to very low current MASH diagnosis rate (5-10%)
- Rising obesity and diabetes increase MASH progression via liver inflammation

USA MASH Therapeutics Sales forecast from Evaluate Pharma as of 5-13-2026
Assumes 50% of all MASH patients progress to MASH fibrosis (Stage ≥F2) based on Luthra & Sheth (2025).
Note:
1. Le et al. (2025) JAMA; AJMC; MASH Awareness; Estes et al. (2018) AASLD; L.E.K. interviews

Gyre THERAPEUTICS

23

 24  Key Value Drivers  Lead TPD Assets  Opportunities in cancer and autoimmune diseases with dual degraders  TPD portfolio highly validated for large unmet need indications  TPD / DAC R&D Engine  Multiple shots on goal  DACs paint a promising picture as the next-gen to ADCs / TPDs alone  Global Exposure   Lean operations to de-risk assets  U.S. HQ and integrated U.S. and China R&D  Revenues to Support Operations  ETUARYTM and anticipated F351 sales in China expected to cover operation expenses to support early-stage R&D  1  2  3  4

 Thank You!

 1  Appendix

 CG923308: CDK2-Cyclin E Dual Degrader On-Target Activity Promotes Growth Inhibition  Potent and Selective Degradation Profile  Overcome Feedback Induction of Cyclin E1  Induced Potent Growth Inhibition  A next-generation CDK2 targeted strategy designed to overcome CDK4/6i or ET resistance in breast cancer

CG923308 Demonstrates Anti-Cancer Efficacy in Resistant Preclinical Models

A CCNE1-Amplified Solid Tumors



Gastric
Ovarian
HER2+Breast
TNBC
Regression
TGI (%)
150
125
100
75
50
25
0
1mpk
3mpk
10mpk
INCB
10mpk
25mpk
50mpk
INCB
5mpk
15mpk
30mpk
INCB
2.5mpk
5mpk
10mpk
INCB
(n=7)
(n=8)
(n=8)
(n=7)

INCB: *INCB123667 at 30 mg/kg, a CDK2 inhibitor at Phase III*
CG923308： 5-50 mg/kg

TGI (%) = [1-(Ti-T0)/ (Vi-V0)] ×100% (If Ti>T0); TGI (%) = [1-(Ti-T0)/ (T0)] ×100% (If Ti<T0)

B CDK4/6i-Resistant HR+HER2- Breast Cancers

HR+HER2- breast CDX



Vehicle, n=6
CG923308, 30 mpk/po/qd
CG923308+Palbo, 30 mpk+50 mpk/po/qd
Tumor volume (mm³)
Days after the start of treatment

HR+HER2- breast PDX



Vehicle, n=6
CG923308, 30 mpk/po/qd
CG923308+Palbo, 30 mpk+50 mpk/po/qd
TQB3616, 30 mpk/po/qd
Tumor volume (mm³)
Days after the start of treatment
4/5 CR

TQB3616: *a CDK2/4/6 inhibitor approved by NMPA*

All doses were well tolerated in animals, with no significant body weight loss observed during the studies

Minimum Effective Dose is 5~30 mg/kg QD (Human Equivalent Dose: 25~160 mg/day)

TGI (%) = [1-(Ti-T0)/ (Vi-V0)] ×100% (If Ti>T0); TGI (%) = [1-(Ti-T0)/ (T0)] ×100% (If Ti<T0)
Ti is the tumor volume of treatment group, T0 is the tumor volume of the treatment group on the first day of treatment; Vi is the tumor volume of vehicle control group, V0 is the tumor volume of the vehicle group on the first day of treatment.

Gyre THERAPEUTICS

 CDK2-Cyclin E Protein Degradation in Preclinical Model Tumors  Orally administrated CG923308 induces CDK2-cyclin E degradation in tumors

CG620953 Demonstrates Favorable Safety and PK

FAVORABLE SAFETY PROFILE

Preliminary safety data from 4 species (rodent and non-rodent) reveal a wide safety margin.

Favorable Safety Signals
- No genotoxicity, no hERG inhibition, and no cardiotoxicity in in vitro and in vivo studies

Low CNS Liability
- Minimal brain penetration

No Off-target Liabilities Identified
- Clean KinomeScan and proteomics profile with No neosubstrate degradation

FAVORABLE PK PROPERTIES

Oral Administration

Species	Dose (mg/kg)	AUC(last) (hr*ng/mL)	F (%)
Mouse	30	27,232	~100
Rat	10	2,754	31.9
Dog	10	2,536	37.2
Non-human primates	25	8,826	25.4

- Moderate-to-high oral bioavailability
- Low-to-moderate clearance rate
- No CYP inhibition

Gyre THERAPEUTICS
30

 31  Non-Opioid Franchise in Cancer Pain  Notes:  Custom Market Insights, 2024  Gyre/Cullgen 8-K, Jun 2, 2026  Nexalis Investor Announcement, Apr 19, 2026  Dogwood 10-K, Mar 18, 2026  Cocco, Scaltriti & Dri/on, Nat Rev Clin Oncol, 2018  Gyre/Cullgen 8-K, Jun 2, 2026  Pfizer tanezumab Phase III cancer bone pain trials  Gyre/Cullgen 8-K, Mar 2, 2026  >$11Bn  Global Cancer Pain Market by 2028 (1)  The NGF / TrkA Pathway is a Key Driver of Cancer Pain  of patients treated with opioids for cancer-induced bone pain report continued bone pain (2)  70%  of cancer patients experience breakthrough cancer pain (3)  40‒80%  new cases of chemotherapy-induced neuropathic pain annually worldwide (4)  ~3MM  Tanezumab (anti-NGF antibody) Showed Pain Reduction in Phase III Cancer Bone Pain Trials (7)  Cancer cells produce NGF,  activating TrkA on sensory nerves in bone  TrkA mutations cause congenital insensitivity to pain (CIPA) - genetic validation (5)  Blocking the NGF / TrkA pathway reduces cancer bone pain (6)  1  2  3  Large, Underserved Market  Validated Target In Cancer Pain

CG001419 Degrades TRK Proteins in Neurons and Neuron-like Cells

A. CG001419 degrades TRKs in mouse neurons

CG001419 (nM)	0	2.5	5	10	20	40	80	Ent.
Lane	1	2	3	4	5	6	7	8



TRKA
TRKB
TRKC
Tubulin

B. CG001419 degrades TRKs in NT2-derived human neurons

CG001419 (nM)	0	0.6	1.25	2.5	5	10	20	40	80
Lane	1	2	3	4	5	6	7	8	9



TRKA
TRKB
TRKC
Tuj1

C. CG001419 degrades ectopically expressed dog TRKs in dog MDCK cells

Cell line	MDCK-TRKA						
CG001419 (nM)	0	2.1	6.2	18.5	55.6	166.7	500
Lane	1	2	3	4	5	6	7

Cell line	MDCK-TRKB						
CG001419 (nM)	0	2.1	6.2	18.5	55.6	166.7	500
Lane	1	2	3	4	5	6	7

Cell line	MDCK-TRKC						
CG001419 (nM)	0	2.1	6.2	18.5	55.6	166.7	500
Lane	1	2	3	4	5	6	7



TRK
Tubulin

Gyre THERAPEUTICS

 CG001419 Does Not Penetrate Into the Brain  Conc. (ng/ml)  Heart  Liver  Spleen  Lung  Kidney  Muscle  Fat  Brain  Tumor  Plasma  Brain/  Plasma  Tumor/  Plasma   0.5 h  384   1835   443   637   318   40   64   5   32   447   0.011  0.072  4 h  1875   6340   1945   3320   4545   552   635   18   456   1715   0.010  0.266  24 h  124   299   90   295   246   92   73   4   277   58   0.066  4.775

 CG001419 Shows PK-driven Analgesic Activity

 CG001419 Shows Significant Analgesic Activity in Two Rat Models of OA Pain  A. Monoiodoacetate (MIA)-induced OA model, continuous dosing  B. Total medial meniscectomy (TMM)-induced OA model, once per week dosing

CG001419 Shows Significant and Dose-Dependent Analgesic Activity in a Surgical Pain Model


Baseline
Rats get a 1-cm cut at left hind paw
The 1st dose immediately after surgery
The 1st assessment, 4~5 hrs after surgery
Assess daily, 4~5 hrs after the morning dose
Assess daily, 4~5 hrs after the morning dose
Assess daily, 4~5 hrs after the morning dose
Assess daily, 4~5 hrs after the morning dose
Assess daily, 4~5 hrs after the morning dose
Day 0
Day 1
Day 1
Day 1 qd
Day 2 bid
Day 3 bid
Day 4 bid
Day 5 bid
Day 6 qd


Defense score
Total score
0
10
20
30
Days post surgery
0
2
4
6
Thermal stimulus
PWL (s)
0
10
20
30
40
Days post surgery
Von Frey Test
PWT (g)
0
100
200
300
Days post surgery
Sham surgery
Negative control
Morphine, 1 mg/kg
CG001419, 5 mg/kg
CG001419, 15 mg/kg
CG001419, 45 mg/kg

Gyre THERAPEUTICS

 CG001419 Shows Significant Analgesic Activity in a Rat Neuropathic Pain Model (sciatic nerve incision)  A. Mechanical allodynia   B. Heat stimulus  po/bid  po/bid

CG001419 Does Not Affect Mouse Mobility in a Balance Beam Test

A. TRK inhibition may induce ataxia via impacting on the peripheral nerve system in human



100%
80%
60%
40%
20%
0%
% of patients
No AE
Grade 1
Grade 2
Grade 3
47%
22%
23%
8%
59%
32%
8%
1%
66%
12%
11%
11%
82%
17%
1%
Weight gain
Dizziness or ataxia
Withdrawal pain
Paresthesia
TRKA inhibition
1. Neuropathy: sensory or autonomic
2. Congenital insensitivity to pain with anhidrosis
TRKB inhibition
1. Hyperphagia or hyperdipsia
2. Dorsal root neuron loss
3. Nociception and memory impairment
TRKC inhibition
1. Proprioception defects
2. Motor neuron afferent loss

Liu et al., (2020) *Ann. Oncol.* PMID: 32422171

B. CG1419 does not impair mouse crossing through balance beams of 4 different diameters (0.8-2.0 cm)



Vehicle and CG1419 (100 mg/kg), po, bid for 14 days
Gent. 1st dose
Gent. 2nd dose
Gent. 3rd dose
Gent.: Gentamycin (positive control)
D1
D4
D7
D14
Balance beam test, 4 hours after the 1st dose on days 1, 7 and 14
ϕ=2.0 cm
ϕ=1.5 cm
ϕ=1.0 cm
ϕ=0.8 cm
Crossing speed (cm/s)
Vehicle,N=11
CG001419,N=10
Gentamicin,N=17

Data shown as mean±SD, One-way ANOVA with Turkey's test; * compared with gentamicin group, *, **, ***: P<0.05, <0.01, <0.001 repectively; ^:compare with vehicle group, P<0.05.

Gyre THERAPEUTICS

 IV Administered CG9301 Shows Efficacy in Leukemia CDX and Orthotopic PDX Models  A. CG9301 induces significant regression in subcutaneous leukemia xenograft models  B. CG9301 induces significant reduction of tumor burden in an orthotopic AML PDX model

 CG9301 shows synergistic interaction with SOC venetoclax and azacitidine in AML models

 Epigenetic Factor DAC Demonstrates Potent and TAA-dependent Target Degradation and Cell Killing     Cell Line  TAA Positive Cell Line  Compounds  (nM）  DMSO  Degrader  DAC  DMSO  Linker-degrader  DMSO  0.01  0.1  1  10  100  0.01  0.1  1  10  100  0.01  0.1  1  10  100  Lane  1  2  3  4  5  6  7  8  9  10  11  12  13  14  15  16  17  18  Cell Line  TAA Negative Cell Line  Compounds  (nM）  DMSO  Degrader  DAC  DMSO  Linker- degrader  mAb  DMSO  0.01  0.1  1  10  100  0.01  0.1  1  10  100  0.01  0.1  1  10  100  10  100  Lane  1  2  3  4  5  6  7  8  9  10  11  12  13  14  15  16  17  18  19  20  p300  CBP  Actin  p300  CBP  GAPDH  A. Gyre’s epigenetic factor DAC induces potent protein target degradation in a TAA-dependent manner in vitro  B. Gyre’s epigenetic factor DAC kills cancer cells in a TAA-dependent manner   Linker-degrader (IC50: 24.25 nM)  Naked antibody (IC50: > 1uM)  Degrader (IC50: 0.08nM)  DAC (IC50: 0.08 nM)   TAA Positive Cells  Linker-degrader (IC50: 103 nM)  Naked antibody (IC50: > 1uM)  Degrader (IC50: 0.61 nM)  DAC (IC50: 138 nM)   TAA Negative Cells  Protein 1  Protein 2  Protein 1  Protein 2

ETUARY™ Lifecycle Management: Potential to Drive Market Expansion Via Label Expansion

A. Preclinical studies demonstrate efficacy of ETUARY™ in treating pneumoconiosis[1]



Silica intratracheal instillation
PFD or BIBF
Euthanize
intragastric administration
0
6
7
8
9
10
(Week)
Lung function
Pathology
Molecular biology

Operating Lung Volume



IC (mL)
PBS
Si
Low PFD
High PFD
Low BIBF
High BIBF
ns

Gross Vital Capacity



FVC (mL)
PBS
Si
Low PFD
High PFD
Low BIBF
High BIBF
ns

Airway Resistance / Flow



FEV100 (mL)
PBS
Si
Low PFD
High PFD
Low BIBF
High BIBF
ns

B. A phase 2 trial demonstrates efficacy of ETUARY™ in treating radiation-induced lung injury (RILI)[2]

Gas Transfer Efficiency



Worsening
P=0.001 at 24 week
LS mean change from baseline (%)
Pirfenidone group
Control group
Time (weeks)
No. of patients
Pirfenidone group 60 56 49 39 37
Control group 63 62 55 45 48

Airway Resistance / Flow



Worsening
P=0.003 at 24 week
LSmean change from baseline (%)
Pirfenidone group
Control group
Time (weeks)
No. of patients
Pirfenidone group 60 58 51 40 38
Control group 63 62 55 46 50

Gross Vital Capacity



Worsening
P=0.034 at 24 week
LSmean change from baseline (%)
Pirfenidone group
Control group
Time (weeks)
No. of patients
Pirfenidone group 60 58 51 40 38
Control group 63 62 55 46 50

Gyre THERAPEUTICS

Ref 1. Bai et al. (2025) https://pubmed.ncbi.nlm.nih.gov/39546810/

Ref 2. Hou et al (2025) https://pubmed.ncbi.nlm.nih.gov/41207313/

BIBF: nintedanib; DLCO: Diffusing Capacity of the Lung for Carbon Monoxide ; IC: Inspiratory Capacity; FEV: Forced Expiratory Volume; FVC: Forced Vital Capacity; PFD: Pirfenidone; Si: Silicosis

F351 / Hydronidone Targets CHB Fibrosis – an Untapped Market in China

60 – 70MM — Total HBV Infected Population in China

14.7MM — Chronic Hepatitis B (CHB) Diagnosed Population

5.5MM — Progressed to Significant Fibrosis Population

2.6MM — Diagnosed Compensated F-2-F4

Initial Target

The Market for **CHB-associated liver fibrosis** is significantly **unmet**

Current standard of treatment, e.g. entecavir, tenofovir, focuses on only **reducing liver inflammation**

Patients with **F2 – F4** Fibrosis are at a **high risk of progression** to **cirrhosis** and **HCC**, major causes of liver-related mortality

Hydronidone, a structural analog of pirfenidone, reverses fibrosis by modulating **TGF- β / P38γ / Smad7** signaling pathway – a key driver of fibrosis progression. It received **Breakthrough Therapy designation** from PRC's NMPA in 2021, enabling expedited review

Notes: The Fourth National Serological Survey on HBV in China (2020) provided baseline HBV prevalence data. The 60-70MM total HBV cases and F2-F4 fibrosis estimates are derived using internal modeling based on this survey's fibrosis prevalence rates and awareness levels.

Gyre THERAPEUTICS

43

44  F351: Anti-fibrotic Activity Unlike Existing and Advanced Clinical MASH Therapies  Drug  MOA  Status  MASH Stage  Fibrosis Mechanism  Resmetirom  (Rezdiffra®)  THR-β agonist  FDA/EMA  Approved  F2-F3  Indirect – reduces lipotoxicity and improves mitochondrial function in hepatocytes  Semaglutide  (Wegovy®)  GLP-1 receptor agonist  FDA Approved  F2-F3  Primarily indirectly through systemic weight loss  Tirzepatide  (Zepbound®)  Dual GIP/GLP-1 receptor agonist  Phase 3  F2-F3  Primarily indirectly through systemic weight loss  Efruxifermin  (AKR-001)  FGF21 analog (Fc-fusion protein)  Phase 3  F2-F3; F4 (cirrhosis arm)  Dual direct + indirect antifibrotic  Lanifibranor  Pan-PPAR (α/δ/γ) agonist  Phase 3  F2-F3  Partial direct + indirect antifibrotic  Survodutide  (BI 456906)  Dual glucagon/GLP-1 agonist  Phase 3  F1-F3  Primarily indirectly through systemic weight loss  F351  TGF-β / p38γ / Smad7 modulator  NDA under review by NMPA (CHB-associated liver fibrosis); Phase 1 complete (MASH)  F2-F3 or F4  Direct antifibrotic targets the primary drivers of collagen deposition and fibrotic scarring in the liver.   Source: CapIQ, Company Filings  F351 is the only therapeutic that has met the primary endpoint for reduction of fibrosis in a phase 3 clinical trial